POWER OF ATTORNEY


     We, the undersigned Trustees of Pioneer Emerging Markets Fund, a Delaware business trust, do hereby severally constitute and appoint John F. Cogan, Jr., David D. Tripple, and Joseph P. Barri, and each of them acting singly, to be our true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for each of us, in the name of each of us and in the capacity as trustee, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer Emerging Markets Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with the respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in the name of each of us and on behalf of each of us in the capacity as trustee to enable Pioneer Emerging Markets Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming the signature of each of us as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

     IN WITNESS WHEREOF, we have hereunder set our hands on this Instrument the 16th day of June, 1994.


/s/ John W.Kendrick                          /s/ Marguerite A. Piret
John W. Kendrick, Trustee                    Marguerite A. Piret, Trustee


/s/ Richard H. Egdahl                        /s/ Stephen K. West
Richard H. Egdahl, M.D. , Trustee            Stephen K. West, Trustee


/s/ Margaret B.W. Graham                     /s/ John Winthrop
Margaret B.W. Graham, Trustee                John Winthrop, Trustee

                                POWER OF ATTORNEY


     The undersigned officer and Trustee of Pioneer Emerging Markets Fund, a Delaware business trust, does hereby severally constitute and appoint John F. Cogan, Jr. and Joseph P. Barri, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacities indicated below, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer Emerging Markets Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacities indicated to enable Pioneer Emerging Markets Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.


         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument the 25[th] day of March, 1994.



                      /s/ David D. Tripple
                      David D. Tripple, Trustee and
                      Executive Vice President

                                POWER OF ATTORNEY



         The undersigned officer of Pioneer Emerging Markets Fund, a Delaware business trust, does hereby severally constitute and appoint John F. Cogan, Jr., David D. Tripple and Joseph P. Barri, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacities indicated below, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer Emerging Markets Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacities indicated to enable Pioneer Emerging Markets Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.


         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument the 25[th] day of March, 1994.


                                  /s/ William H. Keough
                                  William H. Keough
                                  Chief Financial Officer and Treasurer

                                POWER OF ATTORNEY



         The undersigned officer and Trustee of Pioneer Emerging Markets Fund, a Delaware business trust, does hereby severally constitute and appoint David D. Tripple and Joseph P. Barri, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacities indicated below, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer Emerging Markets Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacities indicated to enable Pioneer Emerging Markets Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.


         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument the 25 day of March, 1994.



                       /s/ John F. Cogan, Jr.
                       John F. Cogan, Jr., Chairman,
                       Trustee and President

                          PIONEER EMERGING MARKETS FUND
                               PIONEER EUROPE FUND
                              PIONEER GROWTH TRUST
                               PIONEER INDIA FUND
                        PIONEER INTERNATIONAL GROWTH FUND
                            PIONEER WORLD EQUITY FUND
                              PIONEER GROWTH SHARES
                              PIONEER MID-CAP FUND
                           PIONEER SMALL COMPANY FUND
                             PIONEER MICRO-CAP FUND
                              PIONEER BALANCED FUND
                                  PIONEER FUND
                                   PIONEER II
                           PIONEER REAL ESTATE SHARES
                          PIONEER AMERICA INCOME TRUST
                                PIONEER BOND FUND
                         PIONEER SHORT TERM INCOME TRUST
                       PIONEER INTERMEDIATE TAX-FREE FUND
                           PIONEER MONEY MARKET TRUST


                                POWER OF ATTORNEY

                              Dated October 7, 1997

     I, the undersigned Trustee of each of the above-listed registered investment companies (each a "Fund"), each a Delaware or a Massachusetts business trust, do hereby constitute and appoint John F. Cogan, Jr., David D. Tripple, and Joseph P. Barri, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in my capacity as trustee, any and all amendments to the Registration Statement on Form N-1A to be filed by each Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in my capacity as trustee to enable each Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the date first written above.



                                                /s/ Mary K. Bush

                                                Mary K. Bush, Trustee